UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2017

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2500, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed by Triangle Petroleum Corporation (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2016, Triangle USA Petroleum Corporation (“TUSA”) and Ranger Fabrication, LLC (“Ranger”), each a wholly-owned subsidiary of the Company, and TUSA’s and Ranger’s respective wholly-owned subsidiaries (TUSA and Ranger, together with their wholly-owned subsidiaries, collectively the “Debtors”), each commenced a case (collectively, the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and filed voluntary petitions for relief (“Chapter 11”) under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) on June 29, 2016. The Chapter 11 Cases are being jointly administered under the caption In re: Triangle USA Petroleum Corporation, et al., and the lead case number is 16-11566. The Company and its subsidiaries, other than the Debtors, did not file voluntary petitions for relief and are not debtors under Chapter 11 of the Bankruptcy Code.

As previously disclosed by the Company in a Quarterly Report on Form 10-Q, filed with the SEC on December 7, 2016, the Company deconsolidated TUSA and Ranger from its financial statements as of June 29, 2016.

On March 8, 2017, TUSA and its wholly-owned subsidiaries (collectively, the “TUSA Debtors”) filed with the Bankruptcy Court that certain Third Amended Joint Chapter 11 Plan of Reorganization of Triangle USA Petroleum Corporation and its Subsidiary Debtors (Docket No. 795 in the Chapter 11 Cases) (as amended, modified, and supplemented from time to time, the “Plan”).  The Plan provides for (a) the payment in full in cash of the TUSA Debtors’ revolving credit facility, (b) distribution of common stock of the new holding company of reorganized TUSA to TUSA’s 6.75% Senior Notes due 2022 (the “Notes”) and certain other general unsecured claims against the TUSA Debtors in satisfaction of the Notes and claims, and (c) new capital in the form of a new revolving credit facility for reorganized TUSA and from the sale and issuance of convertible preferred stock in the new holding company of reorganized TUSA pursuant to a new money rights offering.

The Plan does not provide for any recovery to the Company on account of its equity interest in TUSA.  The Plan provides that on the date the Plan becomes effective, the Company’s equity interest in TUSA shall be deemed automatically cancelled, released, and extinguished without compensation or further action by the TUSA Debtors.

On March 10, 2017, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law, and Order Confirming Third Amended Joint Chapter 11 Plan of Reorganization of Triangle USA Petroleum Corporation and its Subsidiary Debtors (Docket No. 825 in the Chapter 11 Cases). The Bankruptcy Court adjourned the confirmation hearing with respect to Plan participation for Ranger and its wholly-owned subsidiaries, who were removed from the Plan.

On March 24, 2017, the Plan became effective, the Company’s equity interest in TUSA was extinguished, and the TUSA Debtors emerged from Chapter 11 as Nine Point Energy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2017	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Ryan McGee
Ryan McGee
General Counsel